Loans Payable	3 Months Ended
Jun. 30, 2025
Debt Disclosure [Abstract]
Loans Payable [Text Block]

12. Loans Payable

On March 31, 2021, as part of the sale of the net assets in Boden Technologies AB, the Company incurred a loan payable. The facility bears interest at the Swedish government borrowing rate plus 1% per annum and has a maturity date of December 31, 2035. Principal payment plus interest is payable annually. The loan payable is contingently forgiven based on a favourable ruling from the Swedish Tax Authority on the ongoing value tax assessment.

A continuity of the loan balances are as follows:

Balance, March 31, 2024	$13,188
Interest	414
Repayment	(1,343)
Foreign exchange movement	733
Balance, March 31, 2025	12,992

Interest	72
Foreign exchange movement	772
Balance, June 30, 2025	13,836

Less: current portion	(3,077)
Non-current portion	$10,759